UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2018

W. R. GRACE & CO.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)
(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 of Form 8-K.

W. R. Grace & Co. (“Grace”) has prepared presentation materials (the “Investor Day Presentation”) that management intends to use from time to time on or after March 2, 2018, in presentations about Grace’s operations and performance. Grace may use the Investor Day Presentation, possibly with modifications, in presentations to current and potential investors, lenders, creditors, business partners, acquisition candidates, asset sellers, vendors, customers, employees and others with an interest in Grace and its business.

The information contained in the Investor Day Presentation is summary information that should be considered in the context of Grace’s filings with the Securities and Exchange Commission and other public announcements that Grace may make by press release or otherwise from time to time. The Investor Day Presentation speaks as of the date of this Report. While Grace may elect to update the Investor Day Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, Grace specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the Investor Day Presentation, Grace makes no admission as to the materiality of any information in this Report, including without limitation the Investor Day Presentation. The Investor Day Presentation may contain forward-looking statements. See Page 3 of the Investor Day Presentation for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

The Investor Day Presentation is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. On March 2, 2018, Grace issued a press release (the "Press Release") regarding the Investor Day Presentation. A copy of the Press Release is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference. The information set forth in this Report, including without limitation the Investor Day Presentation and the Press Release, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

The Investor Day Presentation is available on the Grace website at www.grace.com and a hard copy may be obtained free of charge by contacting Grace Shareholder Services at 410-531-4167. Materials on the Grace website are not part of or incorporated by reference into this Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	W. R. Grace & Co. Investor Day Presentation*
99.2	Press Release issued by W. R. Grace & Co. regarding Investor Day Presentation*

*    Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-looking statements

This report contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” "targets," “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; succession planning, and markets for securities. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to differ materially from those contained in the forward-looking statements include, without limitation: risks related to foreign operations, especially in emerging regions; the costs and availability of raw materials, energy and transportation; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and businesses; developments affecting the Company’s outstanding indebtedness; developments affecting the Company’s pension obligations; its legal and environmental proceedings; environmental compliance costs; the Company’s ability to realize the anticipated benefits of the separation transaction; the inability to establish or maintain certain business relationships; the inability to hire or retain key personnel; natural disasters such as storms and floods, and force majeure events; changes in tax laws and regulations; the potential effects of cyberattacks; and those additional factors set forth in the Company’s most recent Annual Report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on the Company’s projections and forward-looking statements, which speak only as of the dates those projections and statements are made. The Company undertakes no obligation to release publicly any revision to the projections and forward-looking statements contained in this report, or to update them to reflect events or circumstances occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Thomas E. Blaser
Thomas E. Blaser
Senior Vice President and Chief Financial Officer

Dated: March 2, 2018